1 WELCOME Exhibit 99.1

Private Securities Litigation Reform Act of 1995
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-
looking statements are made pursuant to safe harbor provisions of the
Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law.

Corporate Vision and Strategy Phil Heasley President & CEO November 14, 2013 3

Corporate Marketing Carl Gustin SVP, Chief Marketing Officer November 14, 2013 4

ACI Business Plan Models
Differentiation,
value, gold standard
– leading solutions
PRODUCT
INNOVATION
Highest efficiency,
lowest cost, high
value and flexible
solutions
OPERATIONAL
EXCELLENCE
Low attrition,
high satisfaction,
maximize margins
CUSTOMER
INTIMACY

Corporate Marketing

ACI Business Plan Models Global Markets PRODUCT INNOVATION OPERATIONAL EXCELLENCE CUSTOMER INTIMACY ACI On Demand Customer Management 6 Corporate Marketing

Market Profile: Sizing
IDC analysis shows ACI is
in about a $20B market,
growing to about $26B in
2018, a projected CAGR of
7-8%*
Biller market for EBPP services
represents a new significant
opportunity for ACI of ~$6B
(bottom-up analysis)
Per IDC data, ACI share does
not exceed 10% in any segment
ACI has significant room to grow
market share in all current
segments, regardless of market
growth rates
*Variability of data due to segment definitions and
classifications, combinations of data.

ACI
UNIVERSAL PAYMENTS
CARD

ACI INVESTOR DAY 2013

ACI
UNIVERSAL PAYMENTS

Market Profile: Competition
CORE – Traditional
competitors operating closely
to ACI in certain regions e.g.
OpenWay, Clear2Pay, Alaric
TANGENTIAL – Significant
industry players, occasional
customer, might be a threat
SECONDARY – Larger
competitors, occasionally
customers
Corporate Marketing

9 Market Profile: Competition FUNDTECH ACTIMIZE ALARIC LUSIS OPENWAY IBM VISA MASTERCARD SAP CSC JACK HENRY LOGICA BPC DOVETAIL C2P BOTTOMLINE FIS FISERV Corporate Marketing

Market Profile Summary
• Category growing at about
7-8% overall.*
• ACI growing at a mid to high
single digit rate overall.
• ACI is gaining share with fastest
growth in AOD (hosted SaaS
solutions).
• IDC projects growth rates to
maintain trajectory through 2018.
*Variability of data due to segment definitions and
classifications, combinations of data.
Corporate Marketing

Market Trends
MACRO
THE BUSINESS OF PAYMENTS
Corporate Marketing

• Return to normal growth for
global economy not yet realized.
• Emerging economies no longer
simply “emerging”.
• FI’s under pressure to overhaul their
business models.
• Online, real-time and ubiquitous
access will transform Retail and
Wholesale banking.

Market Trends
MARKET PRESSURES
TECHNOLOGY
Corporate Marketing

• Consumer expectations changing
dramatically.
• Global regulation continues to
pressure ACI customers’ margins.
• FI’s SOA and ISO2022 are the
architectural preference of the
technology buyer.
• Expensive legacy systems in
maintenance mode stalling migration
to new technologies.

Strategic Imperatives
Online, real-time
transcends all
other trends.
1
Hosting, SaaS,
and various Cloud
alternatives will
continue to develop.
2
Value Proposition
to replace legacy
systems must be
clear and
compelling.
3
FI’s must become
price-makers, not
price-takers.
4
Processors are in
a race to the bottom
in fees they can
charge.
6
Online and brick-
and-mortar
experience is
blurring and
retailers must
respond.
Rapid growth in
emerging markets
will change the
Global Payments
landscape.
7 8
Regulation is a
pervasive, strategic
driver of payments
and an opportunity
for ACI to lead the
market.
Corporate Marketing

5

Strategic Imperatives
Online, real-time
transcends all
other trends.
1
Hosting, SaaS,
and various Cloud
alternatives will
continue to develop.
2
Value Proposition
to replace legacy
systems must be
clear and
compelling.
3
FI’s must become
price-makers, not
price-takers.
4
Processors are in
a race to the bottom
in fees they can
charge.
5 6
Online and brick-
and-mortar
experience is
blurring and
retailers must
respond.
Rapid growth in
emerging markets
will change the
Global Payments
landscape.
7
Regulation is a
pervasive, strategic
driver of payments
and an opportunity
for ACI to lead the
market.
8
Corporate Marketing

5

The UP Advantage –
BEFORE
FI CORE SYSTEMS & REFERENCE ARCHITECTURE
Wholesale Retail
…
Networks Channels
• Massive customization needs
• High cost of maintenance
• Slow time-to-market
• Difficulty achieving differentiation
Today’s financial
institutions are
burdened with
integration tasks:
Corporate Marketing

ACI INVESTOR DAY 2013
Corporate Marketing
UNIVERSAL PAYMENTS

The UP Advantage – BEFORE FI CORE SYSTEMS & REFERENCE ARCHITECTURE Wholesale Retail … Networks Channels • Complex systems • Little control • Little choice • Inflexible Integration: 16

The UP Advantage –
AFTER
UNIVERSAL PAYMENTS
FI CORE SYSTEMS & REFERENCE ARCHITECTURE
Wholesale Retail
…
Networks Channels
• Lower unit costs
• Speed time-to-market
• Increase global readiness
• Enable data mining and
cross-sell opportunities
• Controlled migration
Universal Payments
aligns with existing
and target
infrastructure to:

The UP Advantage – AFTER FI CORE SYSTEMS & REFERENCE ARCHITECTURE Wholesale Retail … Networks Channels WHY • Control • Choice • Flexibility • Peace of mind HOW WHAT 18 UNIVERSAL PAYMENTS

The UP Advantage –
REACTIONS
ACI positioned to
lead the enterprise
payments space…
Best in class
payments
engine…
We see the future
with UP…
We develop and
integrate services
quickly (with UP)
while saving
costs…
Peter Elliot, Head of
Solutions Design, Vocalink
Vincent Querrette, BNPP
CEB TowerGroup
Adrian Hauser,
PayX International

Corporate Marketing

The UP Brand: Go to Market Plan
WHY
Control, Choice,
Flexibility &
Peace-of-mind
HOW
Universal Payments
WHAT
Strategic Products
(BASE24-eps, PRM, MTS, Mobility,
Universal Online
Banking, etc.)

Corporate Marketing

PAYMENT SOLUTIONS
JUST GOT BETTER.

AMERICAN BANKER
SEE PROFITS FROM PAYMENTS SOAR
PAYMENT SOLUTIONS JUST GOT BETTER.
BANK TECHNOLOGY NEWS

DOWN WITH
COMPLEX
PAYMENT
SYSTEMS
INTEGRATION.

SYSTEMS & TECHNOLOGY
Featured Content
Join The Discussion
News & Analysis
GET HIGHER RETURNS
FROM PAYMENTS
Message Board

ACI INVESTOR DAY 2013
Corporate Marketing
ACI UNIVERSAL PAYMENTS

The UP Brand: Go to Market Plan 21

AMERICAN BANKER
Bank Technology News
DX'14
SEE PROFITS FROM PAYMENTS SOAR
ACI
PAYMENT SOLUTIONS JUST GOT BETTER.
BANK TECHNOLOGY NEWS
THE LATEST
DAILY BRIEFING

SPEED TO MARKET
UP 50%
Learn More
Skip

mobile payments today
Oberthur joins MasterCard mobile money program to aid underbanked
PAYMENT SOLUTIONS JUST GOT BETTER.

ACI INVESTOR DAY 2013
Corporate Marketing

The UP Brand: Go to Market Plan 22

ACI
UNIVERSAL
PAYMENTS

ACI INVESTOR DAY 2013
Corporate Marketing
ACI UNIVERSAL PAYMENTS
23

No one unleashes the promise and power of payment systems like ACI. NO ONE. Corporate Marketing 24

Application Development Tony Scotto EVP, Application Development November 14, 2013 25

• Responsible for timely delivery of product and
customer development projects
• Average of 346 projects per month
(132 product, 214 customer)
•
1,650 application development professionals
•
Team members in 19 countries
•
11 primary development locations
• More than 18% of revenue applied to R&D
OVERVIEW
INVESTMENT
SCALE
ACI Application Development Overview

Application Development

FI CORE SYSTEMS & REFERENCE ARCHITECTURE
Wholesale Retail
…
Networks Channels
UP Overview
• Lower unit costs
• Speed time-to-market
• Increase global readiness
• Enable data mining and cross-sell
opportunities
• Reduce maintenance costs
ACI Universal Payments
aligns with existing and
target infrastructure to:

UNIVERSAL PAYMENTS
Application Development

ACI INVESTOR DAY 2013
Application Development
ACI
UNIVERSAL PAYMENTS

UP Technical Differentiators Support for all payment types Service-oriented architecture Flexible service orchestration Common payment object (Payment Information Model) 28

ACI INVESTOR DAY 2013

Application Development

ACI UNIVERSAL PAYMENTS

Customer Benefits of Control, Choice and Flexibility
•
Utilize and leverage existing investments:
renovation does not equal replacement
•
Get to market more quickly:
up to 50% faster
•
Reduce operations and maintenance costs:
up to 40% savings
•
Future-proof investment:
embrace continued
industry disruption

ABSA

Today, tomorrow, together.

ACI INVESTOR DAY 2013
Application Development
ACI UNIVERSAL PAYMENTS
30

UP Use Case
PERSON-TO-PERSON (P2P) AND MOBILE PAYMENTS
CHALLENGE RESULTS
“[ACI] has increased our agility as a
company and improved our ability to
respond effectively to changing market
conditions and increasing customer
demands like mobile payments.”
– Rafick Cassim, business manager,
self service at Absa
• Extend existing payment systems to
generate:
– New revenue opportunities for
developed markets
– New ways to deliver payments
to underserved and unbanked
markets
•
UP-enabled cardless authorization
using a user ID, mobile phone number,
customer ID or email address
• ABSA Bank mobile P2P solution –
120,000 transactions per month,
growing at 10-15% monthly

ACI INVESTOR DAY 2013
Application Development
ACI UNIVERSAL PAYMENTS
31

UP Use Case
WHOLESALE BANKING EXAMPLES
CHALLENGES
“After a rigorous evaluation process,
we found that ACI uniquely provides a
robust, scalable and flexible payments
infrastructure to manage all of our
payments needs.”
-leading Middle Eastern Bank
RESULTS
• Capitalize on new revenue
opportunities
• Renovation vs. replacement of
legacy systems
•
35% faster user interface
development
•
42% faster development of new
connection types
• Middle Eastern Bank capitalizes on
new revenue opportunity for
unbanked workers

Real-time Payments Solution

initiative touches 95% of UK transactions

ACI INVESTOR DAY 2013
Application Development
ACI UNIVERSAL PAYMENTS
32

UP Use Case
UK FASTER PAYMENTS
RESULTS
•
Reduces settlement to 30 minutes
• UP orchestration enables any-to-any
payments
• Clear and immediate financial
visibility
CHALLENGE
Real-time Payments Solution
• Replace traditional 3-day
settlement process with real-
time settlement

ACI INVESTOR DAY 2013

Application Development

ACI UNIVERSAL PAYMENTS

• UP deployed within ACI products • Customers achieving significant benefits • Talent, scale and investment to drive continued innovation Summary UP VISION REALIZED TODAY 33

34 BREAK

Global Markets Dan Frate EVP, Global Markets and Products November 14, 2013 35

Developing Long-Term Value Winning business develops growing backlog Managing maintenance for profitability Recurring revenue through hosting operations 36

160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
05
06
07
08
09
10
11
12
13
14
15
16

ACI INVESTOR DAY 2013
Global Markets
ACI UNIVERSAL PAYMENTS

Opportunity for ACI
North America
Europe
Asia Pacific
Latin America
Middle East
& Africa
TRENDS IN NONCASH TRANSACTION VOLUMES
NONCASH TRANSACTION VOLUMES (IN MILLIONS) BY REGION, 2005-2016 (E)
Source: CEB TowerGroup Payment Database (TGPD), 2011

5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Global Banks
Global Retailers
Non-customers
Customers

ACI INVESTOR DAY 2013
Global Markets
ACI UNIVERSAL PAYMENTS

Opportunity for ACI SOLUTIONS PER ACI CUSTOMER # of Existing Customers in the Top Banks and Retailers Average ACI Customer 2.5 Products 5+ Products Goal: 38

ACI INVESTOR DAY 2013
Global Markets

ACI UNIVERSAL PAYMENTS

ACI Worldwide: A Global Payments Company
Canada
1 locations
USA
14 locations
Latin America
2 locations
Brazil
1 location
Africa
2 locations
Continental
Europe
3 locations
Northern
Europe
3 locations
Australia &
New Zealand
2 locations
North Asia
2 locations
ASEAN
2 locations
South Asia
2 locations
Middle East
3 locations
4,500 employees in 35 countries R+D ~18%

ACI UNIVERSAL PAYMENTS

ACI INVESTOR DAY 2013
Global Markets

ACI
UNIVERSAL PAYMENTS

CONSUMER/BUSINESS
ACI Universal Payments
SOLUTIONS ACROSS THE PAYMENTS VALUE CHAIN
DEBIT
CREDIT
WIRE
SWIFT
FRAUD
AML
BILL PAYMENT
POS
ACQUIRING
PAYMENT TYPES
PAPER BILLS/
CHECKS
MOBILE
ONLINE
BRANCH
POS
ATM
CHANNELS

FRAUD
REGULATIONS
CROSS-SELL
GROWTH
RISK
CONSOLIDATION
UBIQUITY
CUSTOMER INTIMACY

ACI INVESTOR DAY 2013
Global Markets

Global Payment Trends Driving Customer Needs 41

CUSTOMER
MOBILE
CONSOLIDATION
FRAUD
GROWTH
UBIQUITY

DBS

ZIONS BANK

ACI INVESTOR DAY 2013
Global Markets

ACI UNIVERSAL PAYMENTS

An omni-channel platform
for handling all the engagement points with
consumers – from branch to online to mobile.
Payment Channel Solutions
A complete business and
wholesale banking solution
Mobile, Online, Trade, and Payments
Win new clients
in fast-paced Asian
business market
Kaisikornbank
Driving profit through
customer centricity
Significant cost savings
to compete with major
US banks

GROWTH
CONSOLIDATION
REGULATIONS
DISRUPTION

UP

Union Bank of India

Nationwide

WELLS FARGO

ACI INVESTOR DAY 2013
Global Markets

ACI UNIVERSAL PAYMENTS

43

Enabling consumer payments
securely from cards to mobile
Payment Engine Solutions
A complete business and
wholesale banking solution
Mobile, Online, Trade, and Payments
Driving fraud rates below
5 basis points
Turning tough regulations
into competitive advantage
Enabling innovation to win
new customers in India

GROWTH
MOBILE
PCI CUSTOMER
FRAUD
CROSS-SELL

Edcon

ACI INVESTOR DAY 2013
Global Markets

ACI UNIVERSAL PAYMENTS

Security and control over
multi-channel retail payments
Bringing the POS to the
consumer to maximize
satisfaction
Managing payments across
12 retail store brands
Retailer Solutions
LEADING CONSUMER
ELECTRONICS PROVIDER

GROWTH
MOBILE
CUSTOMER
UBIQUITY
CROSS-SELL

RBS Citizens

Delighting customers consistently in any channel for bill payment delivered 300% adoption of bill payment

INDIANA FARM BUREAU INSURANCE

Driving up profitability by moving bill payments online

IRS

Complete online payment capabilities to drive tax-day

ACI INVESTOR DAY 2013
Global Markets
ACI UNIVERSAL PAYMENTS

Complete biller solutions from mobile to online to physical to drive up electronic payments Biller Solutions 45

ACI INVESTOR DAY 2013

Global Markets

ACI UNIVERSAL PAYMENTS

ACI Universal Payments UP AHEAD OF THE INDUSTRY 46 • Significant growth opportunity • Unparalleled global distribution • Leading integrated payments solutions

ACI On Demand David Morem EVP, ACI On Demand November 14, 2013 47

AOD provides Software-as-a-Service (SaaS) hosted
payment systems featuring the ACI UP product portfolio
• 4119 financial institutions, retailers and billers
•
7 of the top 50 banks globally
•
3 of the top 10 brands globally
• 1 of the top 3 quick service restaurants in the world
•
5 of the top 10 banks in the U.S.
• Large financial institutions and retailers
• Community banks and credit unions
• Billers
ACI On Demand (AOD) Overview
OVERVIEW
INVESTMENT
SCALE

ACI INVESTOR DAY 2013
ACI On Demand
UNIVERSAL PAYMENTS
49

• Lower up-front investment,
more consistent costs
• Faster time to market
• Reduced operational and
regulatory burden
AOD Advantages Over On-Premise Operations
• Operational excellence
• Protection from code issues
• Faster time to service restoration
• Security and risk management

Retail Payment Solution
for one of the world’s largest fast food
retailers (14,200 stores, 60,000 tills)
RESULTS
• 2 billion transactions in last year
• Transaction processing up 31%
over last 2 years
• Mobile handheld processing
for in-store queue busting
Retail Payments Use Case
LARGE FAST FOOD RETAILER
CHALLENGE
• Build electronic payments
infrastructure for a historically
cash-based business
• Scale to address growing
transaction volume, and increase
in number of stores

ACI On Demand

Growth
Growth from 10% to 40% of ACI revenues
2011 2013
POST OPAY
2013 2012
APPLICATIONS SUPPORTED
5
10
18
19
2011 2013
POST OPAY
2013 2012
STAFF
120
260
500
575
2011 2013
POST OPAY
2013 2012
REVENUE
$45M
$110M
$260M
$400M
2011 2013
POST OPAY
2013 2012
CUSTOMERS
40
450
1100
4400

EBPP: Grow market share and vertical reach in Electronic Bill Presentment and Payment market SOLUTIONS: Grow revenue and reach with targeted, high-value solutions Major Growth Opportunities 52

Bill Pay Transaction Growth
CAGR 2010-2013

ACI INVESTOR DAY 2013
ACI On Demand

• Displacing in-house solutions
is largest source of ACI
growth in biller-direct
• 80% of transactions are
processed by billers in-house
today
• 3.7 billion payments per year
are processed in-house
• Compliance, efficiency and
speed to market are driving
growth in outsourcing
ACI Biller Market Opportunity
BILLER DIRECT IS FASTEST-GROWING
SEGMENT OF BILL PAY MARKET
Mail Walk-in Auto-debit
Consolidator
Biller-direct
Website

8%
6%
4%
-2%
-4%
2%
Source: Aite Group
0%

Biller Direct Transaction Growth

ACI INVESTOR DAY 2013
ACI On Demand
ACI UNIVERSAL PAYMENTS

Acquisition of Online
Resources
EBPP Growth Highlights
25%
20%
15%
10%
5%
0%
2009 2010 2011 2012
ONLINE RESOURCES GREW
TRANSACTIONS AT MORE THAN DOUBLE
INDUSTRY RATE
Biller Direct Industry
Online Resources
Biller Direct

Source: Aite Group, 2013
• Industry’s fastest growing
biller direct provider
• 600+ customers
• $60 billion in payments
annually

Number of Biller Direct Clients
Official Payments
3000
Aliaswire
810
ACI
555
FIS
370
Fiserv
333
Alacriti
267
Kubra
187
FirsTech
46
2009
2010
2011
First half 2012

ACI INVESTOR DAY 2013
ACI On Demand
ACI UNIVERSAL PAYMENTS

OFFICAL PAYMENTS LEADS INDUSTRY
IN NUMBER OF CUSTOMERS
Acquisition of Official Payments
– US Internal Revenue Service
– 23 state governments, Puerto Rico and
the District of Columbia
– Municipal utilities
– Higher education institutions
Source: Aite Group, 2013
EBPP Growth Highlights

• $9+ billion in payments annually
• Money transmitter licenses in all states
where required
• 3,000 customers

Online Resources
Official Payments Future Opportunities
Vertical Market Opportunities
Federal, State & Local
Municipal Utilities
Higher Education
Real Property Taxes
Consumer Finance
(Mortgage, card, auto,
other loans)
Insurance
Utilities
ARM
(Collection agencies,
debt buyers)
Healthcare
Charities
International
Telecom
(TV, phone, Internet)

FOR
SALE

Mortgage

ACI INVESTOR DAY 2013
ACI On Demand
UNIVERSAL PAYMENTS

Integrated Bill Payments
One-time and recurring payments, and
consolidated remittances across Web,
IVR and call center
EBPP Use Case
LARGE U.S. MORTGAGE LENDER
RESULTS CHALLENGE

• Reduce high costs associated with
paper-based payments
• Integration of remittance channels
• 73% of payments received
electronically vs. industry average
of 44%
• Turned off 21% of paper statements
vs. industry average of 16%

ACI UNIVERSAL PAYMENTS

ACI INVESTOR DAY 2013
ACI On Demand

ACI
UNIVERSAL PAYMENTS

ACI Universal Payments SOLUTIONS ACROSS THE VALUE CHAIN DEBIT CREDIT WIRE SWIFT FRAUD AML BILL PAYMENT POS ACQUIRING PAYMENT TYPES PAPER BILLS/ CHECKS MOBILE ONLINE BRANCH POS ATM CHANNELS 58

The Palmetto Bank

You're worth knowing.

The Palmetto Bank

ACI INVESTOR DAY 2013
ACI On Demand

ACI
UNIVERSAL PAYMENTS

Community Bank
Competes with Big Banks
Integrated mobile, online and voice
banking solution
Solutions Use Case
THE PALMETTO BANK
RESULTS CHALLENGE

• Ability to compete with big bank
offerings for online and mobile
solutions
• Difficulty keeping up with security,
redundancy and compliance concerns
• 24x7x365 customer self-service capabilities
•
Consumer online banking increased by 15%
•
Business online banking increased by 10%
• Fully
secure,
compliant

ACI INVESTOR DAY 2013

ACI On Demand

ACI
UNIVERSAL PAYMENTS

• High-growth, high margin part of
ACI business
• Source of recurring revenue
• Operational excellence
• EBPP represents key opportunity
for growth and vertical expansion
• Solutions focus to develop
deeper, bigger relationships
Summary

Customer Management and Maintenance Carolyn Homberger SVP, Customer Management November 14, 2013 61

Sales
ACI
Customer
Implementation
Customer
Management &
Maintenance

ACI INVESTOR DAY 2013
Customer Management and Maintenance

Our focus What is Customer Management and Maintenance? Brand Relationship Products & Solutions 62 • Profitability management • Customer satisfaction • Customer loyalty and retention

ACI INVESTOR DAY 2013
Customer Management and Maintenance
ACI UNIVERSAL PAYMENTS

• Post-implementation support
• 100% recurring revenue
comprised of standard and
premium customer support
• Expenses are driven by:
- Production support
- Software mandates
- Customer management
shared services (billing,
invoicing, etc.)
Maintenance and Premium
Customer Support (PCS)
• Sunset products
• Revenue model driven by:
- License fees and
maintenance
- Services
• Expenses are driven by product
extension (CSMs)
Extended Support
Services (ESS)
Customer Management and Maintenance
PROFITABILITY MANAGEMENT
P&L Model focused on recurring revenue and margin management

Customer survey
low
high
Billing & Invoicing
Payment Services
Consumer Support
Premium Customer Supp
ESS Services
Technical Support

ACI INVESTOR DAY 2013
Customer Management and Maintenance

Customer Management and Maintenance CUSTOMER SATISFACTION Customer satisfaction driven by world-class SLA performance 64

Customer Management and Maintenance
CUSTOMER LOYALTY & RETENTION
Customer loyalty drivers…
• “Cares about customers” and
“Ease of doing business”
• Solutions and innovation
• Operational excellence
$3,112
2009 2010 2011 2012 9-30-13
LOW SINGLE DIGIT ATTRITION AND IMPROVING
(millions)
60-month backlog

Customer Management and Maintenance
$1,517
$1,566
$1,617
$2,416
21% CAGR

Customer Management and Maintenance
GROWTH
Organic License Fee &
Maintenance Growth
• High electronic
transaction growth
rates
• Add-on sales
Cross-Sell
• UP & solutions focus
• 2X products / customer
Migration to Strategic
Products
• Best-in-class
migration tools
Premium Customer
Support
• Customized support –
annual system reviews,
etc.
• Learning services
Customer Management and Maintenance

•
Focus on profitability…
high margin, high predictability
•
100% satisfaction
with
every customer interaction
• An experience that “delights”
driving customer loyalty and
retention
Summary

Customer Management and Maintenance

Financials Scott Behrens Executive Vice President Chief Financial Officer November 14, 2013 68

2009 2010 2011 2012 LTM
9-30-13
ACI Sales, Net of
Term Extensions
(SNET)
ACI Term
Extensions
$425
$525
$556
$766
$813
SNET 19% CAGR
$132
$210
$226
$265
$261
$293
$315
$330
$501
$552
• Renewal rates across ACI products >96%
• >95% of our contracts are transaction-based
SALES BOOKINGS
Bookings Growth Leads to Large Backlog
PROVIDES REVENUE AND EARNINGS VISIBILITY
(millions)
$3,112
2009 2010 2011 2012 9-30-13
HISTORICAL 60-MONTH BACKLOG
(millions)
$1,517
$1,566
$1,617
$2,416
21% CAGR

Financials

ACI’s Financial Summary
2009 – LTM 9/30/2013
$814
$73
$88
$113
$191
$223
2009 2010 2011 2012 LTM
9-30-13
NON-GAAP REVENUE
2009 2010 2011 2012 LTM
9-30-13
ADJUSTED EBITDA
18%
21%
24%
28%
27%
Adjusted EBITDA % Margin
20% CAGR 35% CAGR
+900 bps
(millions) (millions)

• No customer accounts for >3% of revenue
• LTM 9/30/13 revenue geographic mix: 70% Americas, 20% EMEA and 10% Asia Pacific
$406
$418
$465
$689
Financials

$240
$180
$120
$60
$0
QUARTERLY REVENUE (MILLIONS)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3

ACI INVESTOR DAY 2013

ACI UNIVERSAL PAYMENTS

Ongoing Services, Implementations, Increased Capacity Sales & Other
Recurring Revenue: Hosting, Maintenance & License Fees
(Paid Monthly, Quarterly or Annually)
>70% Recurring Revenue and Growing
STRONG RECURRING REVENUE GROWTH
• Recurring revenue has increased in dollar amount and as a percent of revenue
• Virtually all components of revenue are seasonally stronger in the latter half of the year

2009 2010 2011 2012 2013
Financials

$900
$800
$700
$600
$500
$400
$300
(MILLIONS)
Start
Year 1
Year 2
Year 3
Year 4
Year 5

ACI INVESTOR DAY 2013
UNIVERSAL PAYMENTS

Transaction growth (both in SaaS revenue
and incremental capacity licenses)
Price increases
Annual CPI increases
60-month backlog (recurring only)
Financials
Economic Value of Existing Customer Base is Growing

Low Cap Ex and Strong Cash Flow
$30
$63
$67
$24
$106
2009 2010 2011 2012 LTM
9-30-13
OPERATING FREE CASH FLOW
2009 2010 2011 2012 LTM
9-30-13
$10
$13
$19
$17
$22
CAPITAL EXPENDITURES
3%
3%
4%
2%
3%
Low capital expenditures needed to maintain
existing client base
ACI consistently generates strong free cash flow
•
NOLs starting to contribute and cash taxes
much lower than GAAP
(millions) (millions)
% of Non-GAAP Revenue
Financials

$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
CY 2005
CY 2006
CY 2007
CY 2008
CY 2009
CY 2010
CY 2011
CY 2012
YTD 2013

ACI INVESTOR DAY 2013

HISTORICAL USE OF CASH/BORROWINGS
SINCE 2005
CUMULATIVE SHARE REPURCHASES
Average price $29.96/share
•
$108 million remains authorized
•
Current leverage ratio 2.8x
*2012 Includes $30m in IBM warrant purchases
Cumulative Amount Purchased ($millions)
Cumulative Shares (millions)
Efficient Use of Cash
AGGRESSIVE SHARE REPURCHASES
Share Repurchases
Acquisitions (excludes
shares issued)
$355m
$1090m

Financials

2013 Pro Forma Non-GAAP Revenue Bridge
2013 Pro Forma
2013
*(millions)
Represents low end of guidance
Stub additions normalize for full year contribution

• Normalized 2013 revenue mix:
• 40% Hosting (SaaS), 24% Maintenance and 36% License & Services
• 75% recurring revenue
$883
$30
$122
$1035
ORCC
Stub
OPAY
Stub
Financials

2013 Pro Forma Adjusted EBITDA Bridge
$12
$5
$291
ORCC
Stub and
incremental
synergies
S1
Synergies
Pro Forma
2013
$257
2013
OPAY
Stub and
synergies
$17
*(millions)
Represents low end of guidance
Stub additions normalize for full year contribution

Financials

Summary
FINANCIAL SUMMARY – FIVE YEAR TARGETS
• Organic revenue growth – Mid to upper single digits
• Adjusted EBITDA margin – 100 bps expansion per year
• Operating free cash flow – Track adjusted EBITDA growth
• Sales net of term extension growth – High single digits

Financials

High Quality Software Model
Drives Superior Performance
• Leading market position
• High retention and renewal rates
• Pricing power and large barriers to entry
• Significant recurring revenue
• Scalable model with improving margin
• Low cash investment required
• Strong cash flow and balance sheet
• Value enhancing capital allocation

Financials

QUESTIONS AND ANSWERS

Non-GAAP Financial Measures
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries related to the acquisitions of ORCC and S1 and significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include:
• Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1, Online
Resources and Official Payments if not for GAAP purchase accounting requirements. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.
• Non-GAAP operating income: operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1, Online Resources and Official Payments if not for GAAP purchase accounting requirements and significant transaction related expenses. Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income.
• Adjusted EBITDA: net income (loss) plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1, Online Resources and Official Payments if not for GAAP purchase accounting requirements and significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.
Non-GAAP Financial Measures

Non-GAAP Financial Measures
Non-GAAP Revenue (millions)
2009 2010 2011 2012 Q4 2012
9 months
9-30-13
LTM
9-30-13
Revenue 406 $     418 $     465 $     667 $     224 $     582 $       806 $
Deferred revenue fair value adjustment -         -         -         22          4            4              8
Non-GAAP revenue 406 $     418 $     465 $     689 $     228 $     586 $       814 $
Adjusted EBITDA (millions)
2009 2010 2011 2012 Q4 2012
9 months
9-30-13
LTM
9-30-13
Net income (loss) 20 $       27 $       46 $       49 $       50 $       13 $         63 $
Plus:
Income tax expense (benefit) 13          22          18          16          24          5              29
Net interest expense 2            1            1            10          3            17            20
Net other expense 7            4            1            -         (1)           2              1
Depreciation expense 6            6            8            13          4            14            18
Amortization expense 17          20          21          38          10          36            46
Non-cash compensation expense 8            8            11          15          3            11            14
Adjusted EBIDTA 73          88          106        141        93          98            191
      Deferred revenue fair value adjustment -         -         -         22          4            5              9
    Employee related actions -         -         -         11          -         9              9
    Facility closure costs -         -         -         5            1            1              2

IT exit costs -         -         -         3            -         -           -
    Other significant transaction related
expenses -         -         7            9            3            9              12
Adjusted EBIDTA excluding significant
transaction related expenses 73 $       88 $       113 $     191 $     101 $     122 $       223 $
Non-GAAP Financial Measures

Reconciliation of Operating Free Cash Flow
(millions)
2009 2010 2011 2012 Q4 2012
9 months
9-30-13
LTM
9-30-13
Net cash provided (used) by operating
activities 44 $       81 $       83 $       (9) $        4 $         87 $         91 $
Net after-tax payments associated with
employee-related actions 3            -         -         6            -         5              5
Net after-tax payments associated with facility
closures -         -         -         3            2            1              3
Net after-tax payments associated with
significant transaction related expenses -         -         4            9            -         7              7
Net after-tax payments associated with cash
settlement of S1 options
-         -         -         10          -         -           -
Net after-tax payments associated with IBM IT
Outsourcing Transition
1            1            1            -         -           -
Plus IBM Alliance liability repayment
-         -         -         21          21          -           21
Less capital expenditures
(10)         (13)         (19)         (17)         (3)           (18)           (21)
Less IBM Alliance technical enablement
expenditures
(7)           (6)           (2)           -         -         -           -
Operating Free Cash Flow 30 $       63 $       67 $       24 $       24 $       82 $         106 $
Non-GAAP Financial Measures
Non-GAAP Financial Measures

Non-GAAP Financial Measures
ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.
Reconciliation of Operating Free Cash Flow
(millions)
2009 2010 2011 2012 Q4 2012
9 months
9-30-13
LTM
9-30-13
Net cash provided (used) by operating
activities 44 $       81 $       83 $       (9) $        4 $         87 $         91 $
Net after-tax payments associated with
employee-related actions
3            -         -         6            -         5              5
Net after-tax payments associated with facility
closures -         -         -         3            2            1              3
Net after-tax payments associated with
significant transaction related expenses
-         -         4            9            -         7              7
Net after-tax payments associated with cash
settlement of S1 options -         -         -         10          -         -           -
Net after-tax payments associated with IBM IT
Outsourcing Transition
1            1            1            -         -           -
Plus IBM Alliance liability repayment -         -         -         21          21          -           21
Less capital expenditures (10)         (13)         (19)         (17)         (3)           (18)           (21)
Less IBM Alliance technical enablement
expenditures
(7)           (6)           (2)           -         -         -           -
Operating Free Cash Flow
30 $       63 $       67 $       24 $       24 $       82 $         106 $
Non-GAAP Financial Measures

ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:
• Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
• License, facilities management, and software hosting arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
• Non-recurring license arrangements are assumed to renew as recurring revenue streams.
• Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
• Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.
Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.
Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.
Non-GAAP Financial Measures
Non-GAAP Financial Measures

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.
Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “
will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:
• expectations regarding the financial impact of the Official Payments acquisition;
• expectations regarding future increases in organic revenue, adjusted EBITDA, operating free cash flow and sales net of term extension;
• expectations that we will generate annual cost synergies with respect to recent prior acquisitions; and
• expectations regarding 2013 financial guidance related to revenue, operating income and adjusted EBITDA.
Forward-Looking Statements
Forward-Looking Statements

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and
Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-
eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online
Resources, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, Registration Statement on Form S-4, and
subsequent reports on Forms 10-Q and 8-K.
Forward-Looking Statements
Forward-Looking Statements